Exhibit 99.1

Montpelier Re Investor Day

June 4th, 2004

Opening Remarks and Introduction of Montpelier Re Management

Anthony Taylor

Chairman, President and Chief Executive Officer

Presenters

Anthony Taylor Introduction and Opening Remarks

Chairman, President & CEO

Russell Fletcher Underwriting Overview

EVP & Chief Underwriting Officer “Delivering Value Through Technology”

David Sinnott

SVP & Chief International Underwriter

Chris Harris

SVP & Chief Actuary

Thomas Kemp

Chief Financial Officer

Financial Overview

“Creating Value Through Strength and Flexibility”

Neil McConachie

SVP, Treasurer & Chief Accounting Officer

Anthony Taylor

Chairman, President & CEO

Montpelier’s Vision for the Future

“Leadership. Knowledge. Experience.”

Thomas Busher

EVP & Chief Operating Officer

Building for the Long Term

18% return* in 2002 30% return* in 2003 7.5% return* Q1 ‘04

$150m share buy-back announced: May 2004

Capital exceeds $2.0bn: March 2004

Dividend initiated: December 2003

$ 250m Senior Notes: August 2003

S&P rating of ‘A-’: July 2003

Moodys’ rating of ‘A3’: May 2003

AM Best upgrade to ‘A’: May 2003

$ 200m IPO: October 2002

AM Best initial rating of ‘A-’: December 2001

Formed December 2001: Equity $860m; Debt $150m

$810m GWP in 2003

$407m profit in 2003

$607m GWP in 2002

$152m profit in 2002

*See note 2 at end of presentation

Growth in Total Return to Shareholders

Fully converted book value per share* plus dividends

27.00

25.00

23.00

21.00

19.00

17.00

15.00

$16.41 $16.58 $17.64 $18.22 $19.39 $20.81 $22.42 $23.72 $25.26 $26.44

4Q ‘01 1Q ‘02 2Q ‘02 3Q ‘02 4Q ‘02 1Q ‘03 2Q ‘03 3Q ‘03 4Q ‘03 1Q ‘04

18.2% in 2002**

30.3% in 2003**

62.8% from inception to March 31, 2004

High yield regular dividend initiated December 2003

For nine quarters, we have produced low volatility results with consistently high ROE

*See note 1 at end of presentation **See note 2 at end of presentation

What We Do…

Practice disciplined underwriting, in areas we understand

Concentrate primarily on short tail property and specialty lines

Operate from a single seat of operations

Combine cutting edge modeling with depth of experience

Focus on the bottom line, even if it means top-line volatility

Manage capital appropriately

We write the following categories of business:

Property Specialty

Property Catastrophe

Other Specialty

We previously wrote Qualifying Quota Share for 2003

What We Don’t Do…

Grow premium for growth’s sake

Enter areas we don’t understand, even if prices appear good

Write a large proportion of problematic long-tail business

Rely on investment income to make a profit

Buy other people’s problems through acquisitions

Create unwieldy networks of operating locations

We don’t plan on writing these lines of business:

ART Political Risks

Financial Guarantee Credit Enhancement

Directors & Officers Surety

Space Extended Warranty

Experienced Senior Management Team

Anthony Taylor Chairman, President & CEO

Tom Busher Executive VP & Chief Operating Officer

Russell Fletcher Executive VP & Chief Underwriting Officer

K. Thomas Kemp Chief Financial Officer

Nick Newman-Young Executive VP & Managing Director of Marketing

Jonathan Kim VP & General Counsel

Chris Harris Senior VP & Chief Actuary

Neil McConachie Senior VP, Chief Accounting Officer & Treasurer

Underwriting Overview

“Delivering Value Through Technology”

Russell Fletcher

EVP & Chief Underwriting Officer

David Sinnott

SVP & Chief International Underwriter

Chris Harris SVP & Chief Actuary

Underwriting Vision

Short-tail lines Reduced pricing risk

Low-cost leader Single location operating platform

Veteran underwriting team Magnet for business globally

Cutting-edge technology Strict underwriting / risk-management discipline

Specialist reinsurer Exploit profitable lines

Lowest combined ratio of the Class of 2001

Balanced Business Profile

Full Year 2003

GWP $809.7

6.5%

16.5%

38%

39%

Qualifying Quota Share

Property Catastrophe

Property Specialty

Other Specialty

Expected Full Year 2004

20%

40%

40%

Property Catastrophe

Property Specialty

Other Specialty

Geographic Diversity

Full Year 2003

GWP $809.7

28%

6%

4%

4%

6%

4%

48%

USA & Canada

Worldwide (excl. USA & Canada)

Japan

Worldwide

Others

Western Europe (excl. UK & IRL)

UK & Ireland

Market Update

Renewal Price Index

Renewing Contracts : Underwriting Year 2004

As of 4/30/2004

LINE: RPI:

Property Catastrophe

Property Catastrophe -2.6%

Property Retrocession 0.0%

Property Specialty

Risk Excess -4.2%

Property Proportional -5.0%

Direct and Facultative -9.2%

Other Specialty

Personal Accident Catastrophe -6.3%

Workers’ Compensation Catastrophe -2.2%

Terrorism -6.8%

Marine +1.5%

Aviation -1.0%

Casualty n/a

NOTE:

RPI is an internal subjective assessment of the movement in the pricing level of each risk we renew, taking into account rating, terms and conditions, and changes and exposures. It does not measure the risks we decline.

Business Access: How We Operate

Business origination is built around strong broker relationships:

Target segment: medium to high excess short-tail reinsurance/insurance

These placements depend heavily on broker distribution especially where large capacity is required

Virtually all of our business comes via this channel

Single base of underwriting operations preserves competitive cost structure without limiting access to target accounts:

Well-established direct pipeline to Bermuda

Growing local intermediary infrastructure

Clients/brokers are regular visitors to the island

London contact office adds value to business access:

Uncovering additional opportunities in specialty markets

Maintaining profile with London intermediaries

Prescreening submissions

Experienced and Innovative Team

Six underwriting teams consisting of 20 professionals:

Property U.S.

Property International

Specialty

Direct and Facultative

Retrocession

Terrorism

Exploiting unrivaled combination of U.S. / International experience

Underwriter averages over 20 years of industry experience

All have global sector experience with deep roots in the world’s major reinsurance markets: London, US and Bermuda

Establishing an industry reputation for technical expertise:

Lead/consensus lead underwriter on nearly all programs written

10% improvement in signing on 2003 renewal business

Building on long term relationships with brokers and clients by delivering unmatched service

Underwriting Team

Russell Fletcher Executive VP & Chief Underwriting Officer

Peter Woolf Underwriting Review Manager

U.S. Treaty

Russell Fletcher Executive VP

Paul Hopwood Vice President

To be announced

International Treaty

David Sinnott Senior VP

Mark Yeulett Vice President

Direct & Fac

Richard Chattock Senior VP

Malcolm Graham-Taylor Senior VP

Terrorism

John Hughes Vice President

Retro

John Bassett Senior VP

Specialty/ Casualty

Anthony Taylor President & CEO

Paul Larrett Vice President

Montpelier Re is a Nimble Competitor

Flexible platform / broad underwriting skills

Retain more risk, buy less retro

Access capital markets

Exploit attractive market opportunities

Avoid leaving money on the table

Optimize portfolio

Reduce or eliminate certain participations

Scalable platform / low overhead

Hedge risk through cost-effective retro

Manage capital according to market opportunities

HARD MARKET

SOFT MARKET

At All Times:

Use CATM to improve risk/return characteristics of portfolio

Focus predominately on excess of loss, insulated from the price of underlying risks

Continue to build reputation for innovative underwriting

Leverage off our position as price-lead on the major programs in the industry

AND…stick to the business we understand and avoid the business we don’t

Opportunistic Underwriting

Casualty

Casualty represents > 5% of book

Expected to rise to approx. 10%

Underwritten by Tony Taylor

Qualifying Quota Share

QQS was written in 2002 & 2003

Not renewed in 2004

Ultimate loss ratios indicate that 2002 and 2003 could be amongst best underwriting years ever for QQS syndicates

Expected Casualty Premium in 2004

10% 10% 10% 35% 35%

UK Employers Liability

US Medical malpractice

Commerical Auto

E&O

GL, Other

Actuarial & Risk Management Team



Chris Harris FCAS
Senior VP & Chief Actuary
Graham R. Cook Ph. D.
VP Research & Development
Michael Kress
Head of Modeling
Steve Larson FCAS
Senior VP & Reinsurance Actuary
Helena Bickley
AVP Risk Management
Andrew Lemon
Senior Catastrophe Analyst
Susan Smith
Modeling Analyst
Ryon Outerbridge
Modeling Analyst
Britten West
Modeling Analyst
Jose Barroso
Modeling Analyst
Claire Johnson
Reinsurance Analyst
Tim Madeiros
Modeling Analyst

19

Montpelier Re

Underwriting & Risk Management Process

Submission

Submission Database Accounting System

“Standard” Contracts

Underwriting

Triage Structuring Pricing Negotiation

Actuarial & Modeling

Catastrophe Models

AIR, RMS & EQE,

Montpelier Re Proprietary Models

Exposure Rating

Experience Rating

Market Share Tools

Ad hoc

CATM

Over 100 statistics calculated

Expected Loss

Correlation

Expenses

Model Derives

Capital allocation per contract

Load for inherent catastrophe model error

Portfolio

Risk Management

Rating Agencies

Capital Management

Reinsurance Decisions

“Other” Contracts

CATM2 System

Inputs Outputs

MRH Proprietary Peril Models

Portfolio Integration Engine

Produces Contract Stats

Utilizes Modern Portfolio Theory

Incorporates Management Preferences

Uses a Simple Interface

Pricing

Quote New

Quote Renewal

Price Outward Reinsurance

Aggregation

Line of Business

Geographic Zone

Peril

Optimization

Identify growth opportunities

Achieve portfolio balance

Maximize profitability

CATM2 Advantages

Pricing:

Quick turn-around time and technical lead quoting capability

Consistent capital allocation and consistent treatment of customers

“Self-policing” – Higher accumulation zones require more capital

Robust framework with 100,000 simulated years per region/peril

Risk Management:

Real-time exposure monitoring

Assessment of reinsurance purchases

Tracking of both single occurrence and annual aggregate PML’s

Optimization:

Identifies most desirable and undesirable programs

Provides roadmap to improving portfolio risk/reward profile

Allows management to select desired portfolio constraints

Analyzes billions of possible portfolio combinations

Financial Overview:

“Creating Value Through Strength and Flexibility”

Thomas Kemp

Chief Financial Officer

Neil McConachie

SVP, Treasurer & Chief Accounting Officer

Financial Highlights

3 Months Ended March 31, 2004 12 Months Ended December 31, 2003

$MM

Gross Premiums Written $ 333.2 $ 809.7

Net Premiums Written 297.3 777.9

Net Premiums Earned 190.8 705.3

Total Revenues 208.8 771.4

Net Income $ 109.0 $ 407.2

Per Share Amounts:

Basic Earnings $ 1.72 $ 6.42

Diluted Earnings 1.59 6.05

Quarterly Dividend 0.34 0.34

Fully Converted Book Value $ 26.44 $ 24.92

Operating Ratios:

Loss Ratio 24.2% 23.3%

Expense Ratio 25.9% 27.0%

Combined Ratio 50.1% 50.3%

Total Return to Shareholders 7.5% 30.3%

Total Capital: Equity + Senior Notes $ 2,018.9 $ 1,906.5

Loss Ratio Development

2002 Contract Year:

Ultimate Loss Ratio Movement By Quarter

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

Mar ‘02 Jun ‘02 Sep ‘02 Dec ‘02 Mar ‘03 Jun ‘03 Sep ‘03 Dec ‘03 Mar ‘04

IBNR to NEP

CASE to NEP

PAID to NEP

Loss Ratio Development

2003 Contract Year:

Ultimate Loss Ratio Movement By Quarter

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

Mar ‘03 Jun ‘03 Sep ‘03 Dec ‘03 Mar ‘04

IBNR to NEP

CASE to NEP

PAID to NEP

Investments Overview

Fixed Income:

Credit quality high

Duration is short: 2.1 years

Well placed for rise in interest rates

Equities:

Public market allocation = $60m

Aspen Re market value = $96m

No plans to sell Aspen Re at this time

Other:

Commitment for $20m in Safeco Life

May consider small allocation into alternative assets e.g. hedge funds

We will continue to invest for total return and will remain conservative

5% 7% 88%

Fixed Income Equities Cash

Focused on Return to Shareholders

Montpelier Re has produced the largest total return of the Class of 2001 through Q1 2004.

Total return to shareholders since inception %

70 60 50 40 30 20 10 0

Dec 31 2001 Sep 30 2002 Jun 30 2003 Mar 31 2004

Normalized Loss Ratios vs. Actual

100% 0%

Normalized

Y1 Y2 Y3 Y4 Y5 Y6 Y7

We have a diversified portfolio of low frequency/high severity business

We expect consistently strong results, with the occasional spike in losses

Over the cycle, we expect to achieve a superior return = ‘normalized result’

Capital Management



$MM
$1,900
$1,400
$900
$400
-$100
4Q '01
1Q '02
2Q '02
3Q '02
4Q '02
1Q '03
2Q '03
3Q '03
4Q '03
1Q '04
Dividend
Bank Debt
Senior Notes
Equity

30

Montpelier Re

Capital Management

Capital has doubled since inception

PML’s have not doubled

We have generated more capital than anticipated

Disciplined underwriting means we are not growing premium as fast as our peer group

Offset against this are high expectations of rating agencies

We are going to return excess capital to shareholders

Substantial regular dividend: 4.0% yield

$150 million share repurchase program

$43 million repurchase of private capital on May 28th

Public Float is Increasing

Public float represents 57%* of total shares (fully diluted)

White Mountains holds 19%, including warrants, on fully diluted basis

Other private holders, excluding White Mountains, has decreased to 24% of total

We may reduce private shareholders further by buying back shares

# shares (million)

80 70 60 50 40 30 20 10 0

PP IPO Follow on 31-May

Float Other Private WTM

* Estimate, based on latest filings and other available information

Montpelier Re’s Vision for the Future:

“Leadership. Knowledge. Experience.”

Thomas Busher

EVP & Chief Operating Officer

Anthony Taylor

Chairman, President and Chief Executive Officer

What Distinguishes Montpelier?

Montpelier Class 2001 *

Business Model Specialist Generalist

Reinsurance as % of Business Mix 90% 25% - 75%

Primary Focus Property Casualty / Property

Casualty % 5 -10% 25% - 81%

Operating Locations 1 5 – 20 locations

Headcount 60 people 165 – 860 people

NWP to Average Capital in 2003 47% 80 - 165%

Combined Ratio in 2003 50% 74 - 90%

* Arch, Aspen, Axis, Endurance, Platinum. AWAC not included due to lack of available information. Findings based on 2003 10-K and other available information.

What We Do…

Practice disciplined underwriting, in areas we understand

Concentrate primarily on short tail property and specialty lines

Operate from a single seat of operations

Combine cutting edge modeling with depth of experience

Focus on the bottom line, even if it means top-line volatility

Manage capital appropriately

We write the following categories of business:

Property Specialty

Property Catastrophe

Other Specialty

We previously wrote Qualifying Quota Share for 2003

Underwrite in Areas We Understand

Our underwriters are some of the most experienced in the market:

Average experience is 20+ years

Specialists, not generalists

Underwriters aim to outperform because depth of experience and narrow focus means they know the difference between an average deal and a good deal

Even if prices appear good, if we don’t fully understand the risk, we don’t write it

This disciplined approach to underwriting = Better return for shareholders:

We know what is the best price – we don’t leave money on the table

Brokers come to us for our expertise

We are strict with terms and conditions

We recognize a bad deal when we see it – we limit potential downside

Disciplined strategy = Superior long-term combined ratio

Property and Short-Tail Specialty

We believe that Property lines are more profitable than Casualty lines

We believe that short-tail risks are more profitable than long-tail risks

We believe that medium & higher layers are more profitable than working layers

We concentrate on medium to higher layer Property and Short-Tail Specialty lines

20% 40% 40%

Property Cat Property Specialty Other Specialty

Operate From A Single Location

Benefits of single location:

Culture

Communication

Consistent underwriting

Computer systems

Benefits of multiple locations:

Broader gathering system, particularly for direct insurance

We concentrate on medium to higher layer short-tail reinsurance:

In our business model, we do not believe more offices = more business

Our direct business (D&F) accounts for only 10% of total GWP; Reinsurance = 90%

We do not require a large staff headcount

A single location and low headcount = flexible structure to move with the cycle

Class of 2001: NWP & Profit per Employee in 2003

$18 $16 $14 $12 $10 $8 $6 $4 $2 $0

Montpelier Re 2nd Company 3rd Company 4th Company 5th Company 6th Company

NWP per Employee in $millions

$10 $9 $8 $7 $6 $5 $4 $3 $2 $1 $0

Montpelier Re 2nd Company 3rd Company 4th Company 5th Company 6th Company

Profit per Employee in $millions

Analysis in One Integrated System

Cutting Edge Technology

MRH

Underwriting Experience

Underwriting experience is the most important attribute

Sophisticated technology can provide an added edge = CATM2

Accurate, fast and consistent technical price on complex or non-traditional risks

Real-time exposure tracking and analysis, on one integrated system

Portfolio optimization = more efficient risk/return frontier

Our blend of traditional underwriting skills and CATM2 is a strong combination

Focus on Bottom Line, Not Top Line

We will not pursue growth simply to utilize capital:

We will accept underwriting risks only if they meet our high return targets

We get scared when we hear competitors talking about market share

We maintain a nimble structure to scale up or down with the market:

We will underwrite in an opportunistic manner: QQS, Casualty

We will withdraw quickly and cleanly when opportunity passes: QQS, Casualty

Top line expected to be higher in 2004 than 2003, if prices and terms hold

Top line is expected to be flat to down in future, as we maintain ROE hurdles

We expect to maintain nice ROE on business we keep, but overall GWP may fall

Manage Capital Appropriately

We believe in maintaining a strong balance sheet:

Financial strength comes first

We do not rely on outwards reinsurance to protect our balance sheet

We will maintain enough capital to be ready to underwrite the day after a large event

We measure capital adequacy in a probabilistic manner, not on simplistic ratios:

We do not use NWP:Capital ratios or Total policy limits:Capital ratios

We have calculated capital adequacy out to a 1 in 10,000 year return period

Softening market = less underwriting opportunities = less capital required

Maintain a High ROE

Changes to Capital Since Inception

Company A

400,000 300,000 200,000 100,000 -(100,000) (200,000) (300,000)

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

Dividends on Common

Dividends on Preferred

Stock Dividend

Repurchase of Stock

Issuance of Stock

Debt & Pref Shares

Company B

600,000 500,000 400,000 300,000 200,000 100,000—(100,000) (200,000)

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

Dividends on Common Issuance of Stock

Ten Year Compound Total Return

1200.00% 1000.00% 800.00% 600.00% 400.00% 200.00% 0.00%

Inception 2003

Company A Company B

We are Optimistic about the Future

We believe our business model will achieve superior ROE over long-term

We expect to remain a focused, boutique, quality reinsurer

Severity doesn’t kill reinsurers… Frequency kills reinsurers:

We do not expect to experience a high frequency of losses

Our book is such that we shouldn’t be seriously impacted outside a large event:

No large event (or series of events) = low combined ratio = healthy profits

Large event occurs = high combined ratio = hard market returns = nice profits

We do not plan to ruin a good business by doing something sexy and stupid

We will be patient for the right opportunities = boring but effective

Growth in Total Return to Shareholders

Fully converted book value per share* plus dividends

27.00 25.00 23.00 21.00 19.00 17.00 15.00

4Q ‘01 1Q ‘02 2Q ‘02 3Q ‘02 4Q ‘02 1Q ‘03 2Q ‘03 3Q ‘03 4Q ‘03 1Q ‘04

$16.41 $16.58 $17.64 $18.22 $19.39 $20.81 $22.42 $23.72 $25.26 $26.44

18.2% in 2002

30.3% in 2003

18.2% in 2002**

30.3% in 2003**

62.8% from inception to March 31, 2004

High yield regular dividend initiated December 2003

For nine quarters, we have produced low volatility results with consistently high ROE

*See note 1 at end of presentation

**See note 2 at end of presentation

(1)	Fully converted book value per share is a non-GAAP measure based on total shareholders’ equity plus the assumed proceeds from the exercise of outstanding options and warrants. Please refer to the table on page 6 of the Financial Supplement on our website under “Financial Reports” a copy of which is attached to this Presentation. The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

(2)	Total return to shareholders is a non-GAAP measure. It is the percentage increase in fully converted book value per share plus dividends accrued. The Company believes that this measure most accurately reflects the return made by its shareholders as it takes into account the effect of all dilutive securities and the effect of dividends. The Q1 2004 total return is calculated as the March 31, 2004 fully converted book value per share of $26.44 plus the accrued dividend of $0.34, less the fully converted book value per share at December 31, 2003 of $24.92, with the result then being divided by $24.92. The 2003 total return is calculated as the December 31, 2003 fully converted book value per share of $24.92 plus the accrued dividend of $0.34, less the fully converted book value per share at December 31, 2002 of $19.39, with the result then being divided by $19.39. The 2002 total return is calculated as the December 31, 2002 fully converted book value per share of $19.39, less the fully converted book value per share at December 31, 2001 of $16.41, with the result then being divided by $16.41.

47

Q & A Session

Anthony Taylor

Chairman, President and Chief Executive Officer

Montpelier Re Holdings Ltd.

For more information on our Company, please visit our website: www.montpelierre.bm

Or contact:

Keil Gunther, Information Manager (441) 297-9570 keil.gunther@montpelierre.bm

MONTPELIER RE HOLDINGS LTD.

Financial Supplement Q1 2004

Fully Converted Book Value Per Share (unaudited)

$ in millions, except per share amounts

	Mar 31 2004	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003	Dec 31 2002
Numerator in millions:

Shareholders’ equity	1,770.0	1,657.7	1,569.3	1,474.2	1,356.6	1,252.5
Proceeds from assumed exercise of outstanding warrants	122.0	122.0	122.0	122.0	122.0	122.0
Proceeds from assumed exercise of outstanding options	45.3	46.1	46.1	46.1	46.1	46.1

Book value numerator	$1,937.3	$1,825.8	$1,737.4	$1,642.3	$1,524.7	$1,420.6

Denominator (in shares):
Common voting shares outstanding	63,442,597	63,392,597	63,392,597	63,392,597	63,392,597	63,392,597
Shares issuable upon exercise of outstanding warrants	7,319,160	7,319,160	7,319,160	7,319,160	7,319,160	7,319,160
Shares outstanding upon exercise of outstanding options	2,500,000	2,550,000	2,550,000	2,550,000	2,550,000	2,550,000

Book value denominator	73,261,757	73,261,757	73,261,757	73,261,757	73,261,757	73,261,757

Fully converted book value per common voting and common equivalent voting share	$26.44	$24.92	$23.72	$22.42	$20.81	$19.39